UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

IBERIABANK Corporation

(Exact name of registrant as specified in its charter)

Louisiana	001-37532	72-1280718
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of principal executive offices)

(337) 521-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	IBKC	The NASDAQ Stock Market, LLC

Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.625% Perpetual Preferred Stock, Series B	IBKCP	The NASDAQ Stock Market, LLC

Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.60% Perpetual Preferred Stock, Series C	IBKCO	The NASDAQ Stock Market, LLC

Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.100% Perpetual Preferred Stock, Series D	IBKCN	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 3, 2019, IBERIABANK Corporation, a Louisiana corporation (“IBKC”), entered into an Agreement and Plan of Merger with First Horizon National Corporation, a Tennessee corporation (“First Horizon”), pursuant to which IBKC and First Horizon agreed to effect a mergers-of-equals transaction (the “Merger”).

On June 15, 2020, IBKC and First Horizon issued a joint press releasing announcing the receipt of approval to complete the Merger from the Board of Governors of the Federal Reserve System. The parties have now received all federal and state regulatory approvals necessary to complete the Merger. A copy of the press release is furnished hereto as Exhibit 99.1.

Completion of the Merger remains subject to customary closing conditions. Subject to their satisfaction, IBKC and First Horizon currently expect the Merger to be consummated on July 1, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Exhibit

99.1	Joint Press Release issued by IBKC and First Horizon, dated June 15, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to First Horizon’s and IBKC’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and IBKC, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s and IBKC’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and IBKC; the outcome of any legal proceedings that may be instituted against First Horizon or IBKC; the possibility that the proposed transaction will not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and IBKC do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon and IBKC success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by First Horizon’s issuance of additional shares of its capital stock in connection with the proposed transaction; the potential impacts on First Horizon’s and IBKC’s businesses of the coronavirus COVID-19 pandemic, including negative impacts from quarantines, market declines and volatility, and changes in customer behavior related to COVID-19; and other factors that may affect future results of First Horizon and IBKC.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, www.FirstHorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, including its registration statement on Form S-4 (reg. no. 333-235757) and filings related to that registration statement, and in IBKC’s Annual Report on Form 10-K for the year ended December 31, 2019 with the SEC and available in the “Investor Relations” section of IBKC’s website, www.IBKC.com, under the heading “Financials & Filings” and in other documents IBKC files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBERIABANK Corporation
(Registrant)

By:	/s/ Anthony J. Restel
Anthony J. Restel
Vice Chairman, Chief Financial Officer

Dated: June 22, 2020